UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010 (July 29, 2010)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On July 29, 2010 (the “Closing Date”), Xfone, Inc. (“Xfone”) completed its disposition of Swiftnet Limited (“Swiftnet”), Auracall Limited (“Auracall”), Equitalk.co.uk Limited (“Equitalk”), Story Telecom, Inc. (“Story Telecom”) and Story Telecom Limited (“Story Limited,” and together with Swiftnet, Auracall, Equitalk, Story Telecom, the “UK Subsidiaries”) pursuant to a certain Agreement, dated January 29, 2010 (the “Purchase and Sale Agreement”), by and between Xfone, Abraham Keinan, a significant shareholder and Chairman of the Board of Xfone (“Keinan”), and AMIT K Limited, a company registered in England & Wales which is wholly owned and controlled by Keinan (the “Buyer”).  Additional information relating to the Purchase and Sale Agreement is available in Xfone’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2010 (the “January 29 Current Report”).

As previously disclosed by Xfone in the January 29 Current Report, the purchase price paid by the Buyer and Keinan to Xfone is $3,500,000, comprised of the following three components:

1. A release by Iddo Keinan, the son of Keinan and an employee of Swiftnet (“Iddo”) and the UK Subsidiaries, of Xfone and NTS Communications, Inc. from any obligations under the loan agreement dated December 10, 2009, pursuant to which Iddo extended to Swiftnet a loan of £860,044.58 ($1,345,541.90) (the “Loan Agreement”), the Security Documents (as that term is defined in the Loan Agreement) and any other ancillary documents thereof, including a release from the repayment of Iddo's Loan (as that term is defined in the Purchase and Sale Agreement) and the related costs and expenses specified in Schedule A of the Loan Agreement.

2. Full redemption by Keinan of the credit facility which Xfone had obtained from Bank Leumi (UK) Plc of £150,000 ($243,802), thereby releasing Xfone from its obligation to Bank Leumi (UK) Plc.

(Items 1 and 2 shall be collectively referred to as the “First Payment”).

The First Payment was fully made as of the Closing Date.

3. Xfone shall be entitled to receive an annual earn-out payment, commencing after the accumulative EBITDA of the UK Subsidiaries, over the years beginning with 2010, has reached an aggregate amount equal to the First Payment and payable not later than March 31 of each successive year, calculated as follows: the product of (A) twenty percent (20%) and (B) the accumulative EBITDA of the UK Subsidiaries for the applicable year (the “Earn-Out Payments”).  The aggregate Earn-Out Payments shall be equal to but shall not exceed $1,858,325 in the aggregate (the “Earn-Out Consideration”).  In the event that Buyer and/or Keinan sell the UK Subsidiaries before the Earn-Out Consideration has been paid to Xfone in full and therefore Buyer and/or Keinan cannot pay the Earn-Out Payments out of the accumulative EBITDA of the UK Subsidiaries, Buyer and/or Keinan shall immediately pay to Xfone, upon Xfone’s demand, in cash, $1,858,325, less any amounts previously paid to Xfone as Earn-Out Consideration.

In connection with the foregoing transaction, on the Closing Date, Guy Nissenson, Xfone’s President, Chief Executive Officer and director (“Nissenson”), resigned his directorship of all of the UK Subsidiaries, and Keinan resigned from his directorship of all of Xfone’s subsidiaries.

Xfone’s Audit Committee and Board of Directors approved the transaction on February 15, 2010.  Xfone’s shareholders approved the transaction at a special meeting of Xfone’s stockholders held on July 14, 2010.

The foregoing summary of the Purchase and Sale Agreement and the transaction described above is qualified in its entirety by reference to the definitive transaction document, a copy of which was filed as Exhibit 10.136 with the January 29 Current Report and which is incorporated herein by reference.

As previously disclosed by Xfone in the January 29 Current Report, in connection with the Purchase and Sale Agreement, Xfone and Keinan entered into a second agreement on January 29, 2010 (the “Termination Agreement”), which, effective on the Closing Date, terminated a certain consulting agreement entered into between Xfone and Keinan on March 28, 2007 (the “Consulting Agreement”).  Pursuant to the Termination Agreement, Keinan waives any future monthly fees, beginning on the Closing Date, and the right to an appropriate severance package which Keinan would have been entitled to under the Consulting Agreement.

In addition, pursuant to the Termination Agreement, for as long as Keinan remains a director of Xfone, Keinan shall be deemed a non-independent director and shall not be entitled to any compensation in connection with his directorship.

The foregoing summary of the Termination Agreement and transaction described above is qualified in its entirety by reference to the definitive transaction document, a copy of which was filed as Exhibit 10.137 with the January 29 Current Report and which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Purchase and Sale Agreement, Mr. Aviu Ben-Horrin and Mr. Eyal J. Harish resigned from their positions on the Board of Directors of Xfone, effective as of July 29, 2010.

The information included in Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

Item 8.01                        Other Events

Keinan/Nissenson/Campbeltown Agreement

As previously disclosed by Xfone in the January 29 Current Report, on January 29, 2010, Keinan, Nissenson, and Campbeltown Business Ltd, an entity owned and controlled by Nissenson and his family (“Campbeltown”) entered into an agreement (the “Keinan/Nissenson/Campbeltown Agreement”).  Pursuant to the Keinan/Nissenson/Campbeltown Agreement, on the Closing Date, a certain Voting Agreement dated September 28, 2004 between Keinan, Nissenson and Campbeltown was terminated, and was simultaneously replaced with an irrevocable written appointment by Keinan of Nissenson, to act as Keinan’s proxy in respect of all shares of Xfone’s common stock that Keinan owns or holds now or in the future. The proxy is irrevocable, and will remain in effect for as long as Nissenson is the record or beneficial holder of 100,000 or more shares of Xfone’s common stock or is a director or an executive officer of Xfone.

Additionally, the Keinan/Nissenson/Campbeltown Agreement provides that, (i) upon the Closing Date, and for as long as Nissenson has voting power over any shares of Xfone's common stock, in any manner whatsoever, and Keinan is a record or beneficial holder of at least 1,000,000 shares of Xfone’s common stock, Nissenson undertakes to vote “FOR” the election/re-election of Keinan as a director of Xfone at any shareholder meeting at which Keinan is standing for election/re-election, and (ii) in the event that Keinan owns less than 1,000,000 shares of Xfone’s common stock (excluding options to purchase shares of common stock), Keinan will resign as a director of Xfone.

The foregoing summary of the Keinan/Nissenson/Campbeltown Agreement and transactions described above is qualified in its entirety by reference to the definitive transaction document, filed as Exhibit 10.138 with the January 29 Current Report and which is incorporated herein by reference.

Item 9.01                       Financial Statements and Exhibits

(a)            Financial Statements of Businesses Acquired

Not applicable.

(b)           Pro Forma Financial Information

The pro forma financial information related to the transaction described in Item 2.01 is hereby incorporated by reference from Xfone’s Definitive Proxy Statement, filed with the SEC on June 15, 2010, and a copy of which is filed herewith as Exhibit 99.1.

(c)           Shell Company Transactions

Not applicable.

(d)           Exhibits

Exhibit No.            Description

99.1                      Excerpt of pro forma financial information from Xfone, Inc.’s Definitive Proxy Statement, filed with the SEC on June 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: July 29, 2010	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

Exhibit Index

Exhibit No.                      Description

99.1	Excerpt of pro forma financial information from Xfone, Inc.’s Definitive Proxy Statement, filed with the SEC on June 15, 2010.